[Maxus Properties Letterhead]



Via Fax 612-359-5858
and Regular Mail


May 19, 2000

Mr. Bradley J. Schafer
SCHAFERICHARDSON, Inc.
530 Ford Centre
420 North Fifth Street
Minneapolis, MN  55401

RE:  Cobblestone Court Sale Agreement

Dear Brad:

The purpose of this letter is to set forth a third amendment to the Cobblestone Court Shopping Center Sale Agreement dated January 28, 2000 (the "Agreement"), between Nooney Real Property Investors - Four, L.P. (now known as Maxus Real Property Investors Four, L.P. - "Seller") and Cobblestone Properties, LLC (successor by assignment from Farrington Properties, Inc. - "Buyer").

Buyer and Seller agree as follows:

         1. Paragraph 7 of the Agreement provides that all income and expenses relative to the operation of the property be prorated at closing and "if any required prorations cannot be calculated accurately on the date of Closing, then the same shall be estimated, based upon prior known amounts; all such proration obligations to be final, binding, and conclusive as of the Closing.

         2. To facilitate the timely closing of the sale, buyer and seller agree that all income and expenses will be prorated as set forth in the Agreement with the final proration calculations to be completed, documented and settled on or before June 30, 2000.

All other terms and conditions of the Agreement remain in full force and affect.




                   1100 Main, Suite 2100 Kansas City, MO 64105
       806-421-4670 P.O. Box 26730 Kansas City, MO 64198 FAX 816-221-1829

May 19, 2000
Bradley J. Schafer
Page 2

If the terms and conditions of this amendment are acceptable, acknowledge as such by signing below and returning to me.

Sincerely,


/s/ Daniel W. Pishny
Daniel W. Pishny
President


AGREED BY

Maxus Real Property Investors-Four, L.P.    Farrington Properties, Inc.



/s/ Daniel W. Pishny                        /s/ Bradley J. Schafer
Daniel W. Pishny                            Bradley J. Schafer
President of Maxus Capital Corp,            SCHAFERICHARDSON, INC.
General Partner                             Managing Agent for Farrington
                                            Properties, Inc.